UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,  D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 26, 2011

ATLANTIC GREEN POWER HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-143352 (Commission File Number)	20-8901634 (IRS Employer Identification Number)
Bayport One Suite 455 8025 Black Horse Pike West Atlantic City, New Jersey 08232 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (609) 241-6027

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐         Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐         Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 1 – Registrant’s Business and Operations

Item 1.01.   Entry into a Material Definitive Agreement.

On April 26, 2011, Atlantic Green Power Corporation (“Atlantic”), the operating subsidiary of Atlantic Green Power Holding Company (the “Company”), closed on a sale of an eighty-five percent (85%) interest in a Delaware limited liability company (the “Project Company”) to Invenergy Solar Development LLC (“Invenergy”).  Atlantic received a cash payment of $78,000, as reimbursement of project costs, and will receive future consideration based on the development of an up to 18 Mega Watt solar project in southern New Jersey. The Project Company is one of several limited liability companies formed by Atlantic to develop solar projects in southern New Jersey, and is the holder of one of the queue positions to connect to the PJM interconnection grid that was previously assigned to Atlantic. Through the Project Company, Atlantic and Invenergy will jointly pursue the development of a solar project on several parcels of land located in southern New Jersey, the rights to which have been assigned to the Project Company by Invenergy.

In addition to the cash payment of $78,000, Atlantic will receive a success fee for each Mega Watt of installed solar energy capacity with respect to the solar project, up to a maximum of 18 Mega Watts. Once the facilities are placed in operation, Atlantic also will receive a percentage of the distributions from the Project Company after a preferred distribution of twice the success fee is paid to Invenergy.

A copy of the press release issued by the Company on May 2, 2011 announcing the transaction with Invenergy is attached hereto as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01.   Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
10.1
Sale and Purchase Agreement, dated as of April 20, 2011, by and between Atlantic Green Power Corporation and Invenergy Solar Development LLC.  Upon the request of the Securities and Exchange Commission, Atlantic Green Power Holding Company agrees to furnish copies of each of the following schedules and exhibits:  Schedule 3.10 – Seller Contracts; Schedule 3.11 – Company Assets; Schedule 4.8 – Purchaser Contracts; Exhibit A – Operating Agreement; Exhibit B – Membership Interest Transfer Instrument; Exhibit C – Seller Officer’s Certificate; Exhibit D – Letter of Resignation; and Exhibit E – Purchaser Officer’s Certificate.*

99.1	Press Release re: Atlantic Green Power Enters Project Agreement with Invenergy to Develop Solar Project in Southern New Jersey

* Information has been omitted from this exhibit and is subject to a request for confidential treatment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC GREEN POWER HOLDING COMPANY
(Registrant)

By:	/s/ Robert Demos, Jr.
Robert Demos, Jr.
President and Chief Executive Officer

Date:  May 2, 2011

EXHIBIT INDEX

Exhibit No.	Description
10.1
Sale and Purchase Agreement, dated as of April 20, 2011, by and between Atlantic Green Power Corporation and Invenergy Solar Development LLC.  Upon the request of the Securities and Exchange Commission, Atlantic Green Power Holding Company agrees to furnish copies of each of the following schedules and exhibits:  Schedule 3.10 – Seller Contracts; Schedule 3.11 – Company Assets; Schedule 4.8 – Purchaser Contracts; Exhibit A – Operating Agreement; Exhibit B – Membership Interest Transfer Instrument; Exhibit C – Seller Officer’s Certificate; Exhibit D – Letter of Resignation; and Exhibit E – Purchaser Officer’s Certificate.*

99.1	Press Release re: Atlantic Green Power Enters Project Agreement with Invenergy to Develop Solar Project in Southern New Jersey

* Information has been omitted from this exhibit and is subject to a request for confidential treatment.